Exhibit 10.2

                                    Geoworks
                          Licensing Agreement Amendment

This Licensing Agreement Amendment is hereby entered into between Geoworks Corporation, a Delaware corporation, having a principle place of business at 6550 Vallejo Street, Suite 102, Emeryville, CA 94608 USA (hereinafter Geoworks), and Science Applications International Corporation (SAIC) a Delaware corporation, having a principle place of business at 10260 Campus Point Drive, San Diego, CA 62121 (hereinafter SAIC) (individually, a Party and collectively, the Parties):

A. This Amendment is effective as of the date the last Party executes it ("Effective Date").

B. The Parties acknowledge that Geoworks has fulfilled all of its obligations under Statement of Work Number 1 and has no current maintenance or consulting obligations.

C. Geoworks agrees to deliver to SAIC the source code for the software components set forth on Exhibit A no later than the Effective Date. The parties agree that all such source code shall be subject to the rights and licenses applicable to Software contained in the Licensing Agreement, including any modifications to the Licensing Agreement set forth herein.

D. In accordance with paragraph 14.9 of the Licensing Agreement between the Parties and effective October 24, 2001, the Parties hereby agree to amend the Licensing Agreement as follows:


1. Revise paragraph 1.18 as follows:

      "Software" collectively means Geoworks object code, machine-executable versions, and source code of the following computer programs....

1. Add paragraph 1.26 as follows:

      "Derivative Work." A work that is based upon the Software, such as a revision, modification, translation, abridgement, condensation, expansion, or any other form in which a preexisting work may be recast, transformed, or adapted, and that, if prepared without the authorization of Geoworks, would constitute an infringement of copyright.

2. Add paragraph 2.1 (f) as follows:

      (f) use the Software to create Derivative Works by or for SAIC and solely for the purpose of creating Bug Fixes, Error Corrections, Updates and Enhancements.

3. Revise paragraph 3.2 "Reports" to include:

      4) The Report will also include the delivery of any Derivative Works created by or on behalf of SAIC during that quarter.

4. Revise paragraph 4.3 "Support to Authorized Users" as follows:

      SAIC will provide Authorized Users with Tier One, Tier Two and Tier Three Support and with any SAIC Support Services. SAIC shall not direct any Authorized User to contact Geoworks for Tier One, Tier Two, Tier Three Support or SAIC Support Services, nor for any support services that are not specified hereunder as Geoworks Support Services or specified to be provided by Geoworks in an executed Statement of Work.

5. Delete paragraph 5.2.1and replace it with paragraph 5.2.3. Nothing in this Amendment shall be deemed to require Geoworks to accept any Statement of Work.

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6. Revise paragraph 6.1 "Consideration" as follows:

      Except as provided in the final sentence of this paragraph, SAIC will pay Geoworks the Fees in the amounts and in the timeframes specified in an executed Statement of Work for all Software, Geoworks Support Services, Maintenance Support and any Demand Services provided for by this Agreement and an executed Statement of Work (collectively the "Fees"). Geoworks shall have sole discretion and authority to change the License Fee and or Maintenance Support Fee with ninety (90) calendar days written notice. Commencing as of the Effective Date, SAIC will pay all Fees otherwise due to Geoworks in accordance with the first sentence of this paragraph directly to Telcordia Technologies, Inc. (a wholly owned subsidiary of SAIC).

7. Add paragraph 7.1.1 as follows:

      As between SAIC and Geoworks, SAIC owns and shall retain ownership of all Intellectual Property Rights in and to those portions of any Derivative Works created by or for SAIC that are incremental to the Software. SAIC agrees to grant and hereby does grant to Geoworks a transferable, sublicensable, perpetual, irrevocable, royalty-free, nonexclusive, license in and to any SAIC-created Derivative Works. Furthermore, SAIC waives any claims that it might have against Geoworks, its licensees and any successors in interest to the Software that use of any Derivative Works created by or for SAIC and delivered to Geoworks under this Agreement infringes any intellectual property rights of SAIC.

8. Revise paragraph 9.2 "Disclaimer of Warranty" as follows:

      Except as provided in Section 9.1, or as expressly stated and labeled as a warranty in an executed Statement of Work, THE SOFTWARE, SERVICES, DOCUMENTATION RELATED MATERIALS, AND DERIVATIVE WORKS ARE PROVIDED "AS IS" AND BOTH PARTIES DISCLAIM ALL WARRANTIES AND REPRESENTATIONS, EXPRESS OR IMPLIED, WITH RESPECT TO THE SOFTWARE, SERVICES, DOCUMENTATION AND RELATED MATERIALS, INCLUDING, BUT NOT LIMITED TO, THE WARRANTIES OF DESIGN, MECHANTABILITY OR FITNESS FOR A PARTICUALR PUPOSE, WARRANTIES ARISING FROM A COURSE OF DEALING, USEAGE OR TRADE PRACTICE. THE SOFTWARE AND DERIVATIVE WORKS ARE NOT ERROR FREE AND MAY NOT PERFORM TO THE OTHER PARTY'S REQUIREMENTS. THE PARTIES ACKNOWLEDGE THAT THEY HAVE RELIED ON NO WARANTIES OTHER THAN THE EXPRESS WARRANTIES IN THIS AGREEMENT.

9. Revise paragraph 11 "Limitation of Liability" by adding the following sentence at the end:

      DESPITE THE FOREGOING, IN NO EVENT WILL GEOWORKS' LIABILITY UNDER SECTION
      10.2 HEREOF FOR SOFTWARE INSTALLED BY SAIC AFTER THE EFFECTIVE DATE EXCEED THE FEES PAID BY SAIC IN ACCORDANCE WITH THIS LICENSE AGREEMENT AFTER THE EFFECTIVE DATE.

10. Revise paragraph 12.1 "Term" as follows:

      The term of this Agreement shall begin as of the Effective date and shall continue until terminated in accordance with the terms contained herein.


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11. Revise paragraph 12.2 "Termination for Cause" as follows:

      Either Party may terminate this Agreement immediately (i) should any Software, Documentation, Related Materials or Derivative Works become, or in such Party's opinion be likely to become, the subject of a claim of infringement or a third party's Intellectual Property Rights; or (ii) in the event the other Party materially breaches this Agreement or takes any action in derogation of the terminating Party's rights to its Confidential Information licensed under this Agreement.

12. Delete paragraph 12.3 "Termination for Convenience" in its entirety.

13. Add paragraph 14.11 " Employment Solicitation" as follows:

      SAIC has the right to solicit and offer employment to former employees of Geoworks having familiarity with the Software.

14. Add paragraph 14.12 "Release" as follows:

      SAIC, on behalf of itself and its Representatives (collectively "Releasor"), and Geoworks, on behalf of itself and its Representatives (collectively "Releasee"), and each of them, hereby acknowledge that they are familiar with Section 1542 of the Civil Code of the State of California, which provides as follows:

      A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

      Moreover, Releasor and Releasee specifically hereby waive and relinquish all rights and benefits they have or may have under Section 1542 of the California Civil Code or the law of any other state or jurisdiction to the same or similar effect. The parties further hereby waive any claim that they have been fraudulently induced, "economically coerced," or otherwise coerced or wrongfully induced into entering into this Agreement.

      In accordance with the immediately preceding sentences, Releasor hereby releases Releasee from all claims, losses, liability and expense (including attorneys' and experts' charges) that accrued under the Licensing Agreement prior to the Effective Date, whether known or unknown (collectively "Claims"). This release does not abridge Releasor's rights as a shareholder in Releasee

                                   SIGNATURES

Geoworks                                      SAIC

/s/ Steve Mitchell                            /s/ Gary Mancuso
-------------------------------------         ----------------------------------
Signature                                     Signature

Steve Mitchell                                Gary Mancuso
-------------------------------------         ----------------------------------
                                              Print Name

President and Chief Executive Officer         Sr. Subcontract Administrator
-------------------------------------         ----------------------------------
Title                                         Title

August 23, 2002                               8-7-02
------------------------------------          ----------------------------------
Date                                          Date


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                                    EXHIBIT A
                 Source Code to be Delivered to SAIC by Geoworks

     AirBoss Server Software
          ABINET API
          ABMAT API
          AB Microbrowser
          AirBrowse
          Wireless Field Access

     AirBoss Client Software
          Windows CE
          Pocket PC 3.0
          RIM Pager 850/857, 950/957
          Symbol MG+
          Palm OS 3.3, 3.5
          Windows 98/NT/2000

     AirBoss Software Development Kit
          ABMAT
          ABINet


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